                                                                     Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Oneida Ltd. of our report dated April 23, 2002 relating to the financial statements of the Oneida Silversmiths 401(k) Savings Plan, which appears in this Form 11-K.




PRICEWATERHOUSECOOPERS LLP

Syracuse, New York
June 27, 2002